UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: June 9, 2011

(Date of earliest event reported)

SCOLR Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31982	91-1689591
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19204 North Creek Parkway, Suite 100

Bothell, Washington 98011

(Address of principal executive offices and zip code)

(425) 368-1050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SCOLR PHARMA, INC.

FORM 8-K

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of June 14, 2011, the Certificate of Incorporation of SCOLR Pharma, Inc., a Delaware Corporation (the “Company”), was amended to increase the total number of authorized shares of the Company’s common stock from 100,000,000 shares to 150,000,000 shares. The increase in the number of authorized shares of the Company’s common stock was effected pursuant to a Certificate of Amendment to Certificate of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on June 13, 2011. The Certificate of Amendment was approved by the Company’s stockholders at the Company’s annual meeting of stockholders held on June 9, 2011, as further described in Item 5.07 of this Current Report of Form 8-K. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company’s stockholders was held on June 9, 2011 at the Company’s headquarters in Bothell, Washington. Three proposals were submitted for approval by the Company’s stockholders:

(i) A proposal to elect six directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified.

(ii) A proposal to amend the Company’s Certificate of Incorporation to increase the total number of authorized shares of the Company’s common stock from 100,000,000 shares to 150,000,000 shares.

(iii) A proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

Each of the proposals was approved. The results of voting on each proposal were as follows:

Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Marylou W. Arnett	9,401,543	1,921,366	25,308,935
Carl J. Johnson	9,296,049	2,026,860	25,308,935
Herbert L. Lucas, Jr.	9,369,624	1,953,285	25,308,935
Wayne L. Pines	9,352,855	1,970,054	25,308,935
Jeffrey B. Reich	9,375,605	1,947,304	25,308,935
Michael N. Taglich	9,472,793	1,850,116	25,308,935

Amendment to Certificate of Incorporation

For	Against	Abstain
33,821,475	2,624,059	186,310

Ratification of Auditors

For	Against	Abstain
35,936,156	536,040	159,648

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOLR Pharma, Inc.
(Registrant)

June 14, 2011	By:	/s/ RICHARD M. LEVY
(Date)		Richard M. Levy Executive Vice President and Chief Financial Officer

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